UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2004

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Westerly Place, Suite 200, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 224-1917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously announced in a press release dated August 12, 2004, which press release was filed on August 16, 2004 with the Securities and Exchange Commission on a Form 8-K to satisfy disclosure obligations then in effect, United PanAm Financial Corp. (the “Company”) intends to restate its financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods.

The Company expects to file revised financial statements by September 3, 2004, although no assurance can be given that they will be filed at that time.

The Company’s published financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods including the auditor’s reports thereon and all earnings releases relating to such time periods, should not be relied upon until the completion of the audit of such adjustments and the issuance by the Company of corrected and restated financial statements for 2002 and 2003 and subsequent periods including the quarters ended March 31, 2004 and June 30, 2004.

Section 8 – Other Events

Item 8.01 Other Events.

The Company issued a press release dated August 23, 2004 announcing that it intends to file its quarterly report for the quarter ended June 30, 2004 by September 3, 2004, although no assurance can be given that it will be filed at that time.

The Company has delayed the filing of its quarterly report for the quarter ended June 30, 2004 because the Company intends to restate its financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods as discussed above in Item 4.02.

The August 23, 2004 press release, which is filed and incorporated by reference herein, is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 23, 2004 regarding filing of quarterly report for the quarter ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Date August 24, 2004	/s/ RAY THOUSAND
Ray Thousand
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 23, 2004 regarding filing of quarterly report for the quarter ended June 30, 2004.